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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C.   20549

                          ______________

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 28, 1998


             CENTRAL VERMONT PUBLIC SERVICE CORPORATION
       (Exact name of registrant as specified in its charter)


     Vermont                  1-8222          03-0111290
(State of other jurisdic-  (Commission      (IRS Employer
 tion of incorporation)     File Number)     Identification No.)


   77 Grove Street, Rutland, Vermont                    05701
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (802) 773-2711


                              N/A
(Former name or former address, if changed since last report)
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Item 5.  Other Events.

     On January 12, 1998, Central Vermont Public Service Corporation (the "Company") filed a Form 8-K which reported that an adverse regulatory decision in New Hampshire, if it remains in its present form or is not otherwise modified, could cause the Company's wholly-owned subsidiary, Connecticut Valley Electric Company Inc. ("Connecticut Valley"), to become insolvent or to default under the terms of Connecticut Valley's loan agreements. The Company also reported that the insolvency of or default by Connecticut Valley could cause a default under the Indenture securing the Company's First Mortgage Bonds, and that the Company was in the process of seeking the approval of its bondholders for an amendment to its Indenture eliminating any cross-default caused by an insolvency of or default by Connecticut Valley.

     The Company has obtained from its bondholders sufficient consents to implement the Indenture amendment sought by the Company. Both the Company and the Trustee for the bondholders have executed the 40th Supplemental Indenture, effective as of January 28, 1998, which amends the Indenture to incorporate the amendment eliminating any cross-default caused by an insolvency of or default by Connecticut Valley. The amendment removes Connecticut Valley from the definition of "subsidiary" for all purposes under the Indenture, unless the Company's equity investment in Connecticut Valley exceeds $12 million. The Company believes it is unlikely that its equity investment will exceed $12 million.

     For further information on New Hampshire restructuring issues and other regulatory events in New Hampshire affecting the Company or Connecticut Valley, see the Company's Forms 8-K dated February 28, 1997, and January 12, 1998; Forms 10-Q for the quarters ended March 31, 1996, June 30, 1996, September 30, 1996, March 31, 1997, June 30, 1997 and September 30, 1997; and Item 1. Business-New Hampshire Retail Rates, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations-Liquidity and Capital Resources-Electric Industry Restructuring-New Hampshire and Item 8. Financial Statements and Supplementary Data-Note 17, Subsequent Event (Unaudited) in Central Vermont's 1996 Form 10-K.

     This document contains statements that are forward looking. These statements are based on current expectations that are subject to risks and uncertainties. Actual results will depend, among other things, upon the actions of regulators, including the NHPUC and the FERC, as well as litigation related thereto. The Company cannot predict the outcome of any of these proceedings.
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                           SIGNATURE





     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



             CENTRAL VERMONT PUBLIC SERVICE CORPORATION



             BY /s/  James M. Pennington
                James M. Pennington, Vice President and
                Controller and Principal Accounting Officer





February 3, 1998
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